                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2001


                             DEL MONTE FOODS COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               DELAWARE                              33-36374-01                              13-3542950
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
            INCORPORATION)                                                               IDENTIFICATION NO.)

              ONE MARKET
       SAN FRANCISCO, CALIFORNIA                                                                94105
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 247-3000

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.           Other Events.

         On April 27, 2001, Del Monte Foods Company, through its wholly-owned subsidiary Del Monte Corporation, announced that it proposes to offer a new issue of $275 million of Senior Subordinated Notes due 2011 in an unregistered offering and to enter into an amended and restated credit agreement. Del Monte Foods Company's press release dated April 27, 2001, relating to the proposed offering and credit agreement and issued pursuant to Rule 135c under the Securities Act of 1933, as amended, is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

        Exhibit No.         Description
        -----------         -----------
        99.1                Press Release issued pursuant to Rule 135c under the
                            Securities Act of 1933, as amended.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated as of May 4, 2001

                                                 DEL MONTE FOODS COMPANY

                                                 By: /s/ THOMAS E. GIBBONS
                                                     ---------------------------
                                                     Thomas E. Gibbons
                                                     Senior Vice President and
                                                     Treasurer



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                                  EXHIBIT INDEX

Exhibit No.              Description
-----------              -----------
99.1                     Press Release issued pursuant to Rule 135c under the
                         Securities Act of 1933, as amended.